UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Transgenomic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSGENOMIC, INC.

12325 Emmet Street

Omaha, Nebraska 68164

December 24, 2013

Dear Stockholder:

You are cordially invited to attend our Special Meeting of Stockholders, which will be held at the offices of Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, on Tuesday, January 14, 2014 at 11:00 a.m. Pacific Standard Time.

At the Special Meeting, stockholders will be asked to vote on each of the two proposals set forth in the Notice of Special Meeting of Stockholders and the accompanying proxy statement, which describe the formal business to be conducted at the Special Meeting and follow this letter.

It is important that your shares are represented and voted at the Special Meeting regardless of the size of your holdings. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. Voting electronically, by telephone, or by returning your proxy card in advance of the Special Meeting does not deprive you of your right to attend the Special Meeting.

If you have any questions concerning the Special Meeting and you are the stockholder of record of your shares, please contact Donna Christian at (402) 452-5416. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the Special Meeting.

Thank you for your continued support. We look forward to seeing those of you who will be able to attend the Special Meeting.

Sincerely yours,

/s/ Paul Kinnon

Paul Kinnon

President and Chief Executive Officer

TRANSGENOMIC, INC.

12325 Emmet Street

Omaha, Nebraska 68164

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a Special Meeting of Stockholders of Transgenomic, Inc. (the “Company”) will be held at the offices of Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, on Tuesday, January 14, 2014 at 11:00 a.m. Pacific Standard Time, for the following purposes:

(1)	To authorize the Company’s Board of Directors to, in its discretion, amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Company’s Board of Directors;

(2)	To approve amendments to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock of the Company that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan; and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The proposal in Item 2 above regarding the amendments to the 2006 Plan is conditioned upon the approval by our stockholders, and the effectiveness, of the reverse stock split in Item 1.

Only stockholders of record at the close of business on December 18, 2013 are entitled to notice of, and to vote at, the Special Meeting.

By Order of the Board of Directors

/s/ Paul Kinnon

Paul Kinnon

President and Chief Executive Officer

Omaha, Nebraska

December 24, 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 14, 2014: This Proxy Statement and the accompanying form of proxy card are available on the Internet at www.transgenomic.com. Under rules issued by the Securities Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

Transgenomic, Inc.

12325 Emmet Street

Omaha, Nebraska 68164

___________________

PROXY STATEMENT

for

SPECIAL MEETING OF STOCKHOLDERS

of

TRANSGENOMIC, INC.

___________________

GENERAL INFORMATION

We are sending this Proxy Statement to you in connection with our request for your proxy to use at the Special Meeting of Stockholders (the “Special Meeting”) of Transgenomic, Inc. (the “Company”) to be held on Tuesday, January 14, 2014 at 11:00 a.m. Pacific Standard Time, at the offices of Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105. Only those owners of our common stock or Series A Convertible Preferred Stock (the “Series A Preferred Stock”) of record as of the close of business on December 18, 2013 (the “Record Date”) are entitled to vote at the Special Meeting. This Proxy Statement, along with the Notice of the Special Meeting and a proxy card, are being first mailed to stockholders of the Company on or about December 27, 2013.

Your proxy is being solicited by the Board of Directors of the Company (the “Board”) and will give the Board or our Chief Executive Officer the power to vote on your behalf at the Special Meeting. All shares of the Company’s voting stock represented by properly executed and unrevoked proxies will be voted by the Board or the Chief Executive Officer in accordance with the directions given by those proxies. Where no instructions are indicated, the Board or the Chief Executive Officer will vote as follows: (1) “FOR” the authorization of the Board to, in its discretion, amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Board; (2) “FOR” the amendments to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock of the Company that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan; and (3) in their discretion upon any other business as may properly come before the Special Meeting or any adjournment or postponement thereof. In addition, the Board believes outstanding voting shares owned directly by current executive officers and directors of the Company will be voted “FOR” each of Proposals One and Two. Shares owned by these persons represent less than 1% of the total shares of our voting stock outstanding as of the Record Date.

Approval of Proposal Two regarding the amendments to the 2006 Plan is conditioned upon the approval by our stockholders, and the effectiveness, of the reverse stock split as contemplated by Proposal One.

You may revoke your proxy at any time before it is exercised by the Board or the Chief Executive Officer at the Special Meeting. If you decide to do this, you will need to give the Secretary of the Company written notice that you want to revoke the proxy or you can submit a new proxy to the Secretary, or submit a new vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. In addition, if you attend the Special Meeting in person, you may withdraw your proxy and vote in person. Shares of common stock and Series A Preferred Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the Special Meeting for purposes of establishing a quorum. This includes shares for which votes are withheld, abstentions are cast or there are broker non-votes. The holders of our common stock and Series A Preferred Stock representing at least a majority of our voting stock issued and outstanding on the Record Date must be present at the Special Meeting, either in person or by proxy, in order for there to be a quorum.

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters with respect to which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”

As a result of a change in rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis with respect to amendments to certificates of incorporation or amendments to equity plans. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Special Meeting, they will have no effect on the outcome of the vote on Proposal One (authorization of the Board to, in its discretion, amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Board) or Proposal Two (amendments to the 2006 Plan to increase the number of shares of common stock of the Company that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan). As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares in connection with the amendment to our Third Amended and Restated Certificate of Incorporation to effectuate a reverse stock split or the amendment to the 2006 Plan to increase the number of shares that may be issued thereunder, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted.

Required Votes

On the Record Date, there were 88,245,725 issued and outstanding shares of our common stock and 2,586,205 issued and outstanding shares of Series A Preferred Stock. Each share of common stock is entitled to one vote on each matter to be voted on at the Special Meeting. Each share of Series A Preferred Stock is entitled to four votes on each matter to be voted on at the Special Meeting. Accordingly, the owners of Series A Preferred Stock have an aggregate of 10,344,820 votes with respect to each proposal to be voted on at the Special Meeting. The holders of Series A Preferred Stock will vote together as a single class on an as-converted basis with the holders of common stock on Proposal One and Proposal Two.

Proposal One: Authorization of the Board to, in its discretion, amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Board. The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of our common stock and Series A Preferred Stock, voting together as a single class on an as-converted to common stock basis, is required to approve the authorization of the Board to, in its discretion, amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Board. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposal Two: Approval of the amendments to the 2006 Plan to increase the number of shares of common stock of the Company that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan. The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of (i) our common stock and Series A Preferred Stock, voting together as a single class on an as-converted to common stock basis, and (ii) our Series A Preferred Stock, voting as a separate class, is required to approve the amendment to the 2006 Plan to increase the number of shares of common stock of the Company that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Approval of Proposal Two regarding the amendments to the 2006 Plan is conditioned upon the approval by our stockholders, and the effectiveness, of the reverse stock split as contemplated by Proposal One.

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VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY

PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

Beneficial Ownership of Common Stock

On the Record Date, there were 88,245,725 issued and outstanding shares of our common stock.

The following table provides information known to us with respect to beneficial ownership of our common stock by our directors and all nominees for director, by those of the persons listed as our named executive officers in our proxy statement for the 2013 Annual Meeting of Stockholders, by all of our current executive officers and directors as a group, and by each person we believe beneficially owns more than 5% of our outstanding common stock as of December 18, 2013, the Record Date established for our Special Meeting of Stockholders. Except as indicated in the footnotes to this table, to our knowledge the persons named in the table below have sole voting and investment power with respect to all common stock of the Company beneficially owned and such shares are owned directly by such person. The number of shares beneficially owned by each person or group as of December 18, 2013 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 18, 2013, including, but not limited to, upon the exercise of options or warrants to purchase common stock or the conversion of securities into common stock. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the Securities and Exchange Commission (the “SEC”) or information supplied by these persons.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class

Directors and Executive Officers

Paul Kinnon, President and Chief Executive Officer, Director(2)	—		*
Mark P. Colonnese, Executive Vice President and Chief Financial Officer	83,334	(3)	*
Craig J. Tuttle, Former President and Chief Executive Officer(4)	933,333	(5)	1.0%
Brett L. Frevert, Former Chief Financial Officer(6)	—		*
Chad M. Richards, Former Chief Commercial Officer(7)	—		*
Doit L. Koppler II, Director	135,254	(8)	*
Rodney S. Markin, M.D., Ph.D., Director	80,000	(9)	*
Robert M. Patzig, Director	119,467	(10)	*
Antonius P. Schuh, Ph.D., Director	70,000	(11)	*
All current directors and executive officers as a group (6 persons)	488,055	(12)	*

Other Stockholders
Randal J. Kirk	29,499,241	(13)	27.2%
LeRoy C. Kopp	14,175,526	(14)	16.1%
Kevin Douglas	8,514,812	(15)	9.6%
AMH Equity, LLC and Leviticus Partners, L.P.	5,000,000	(16)	5.7%
Fidelity Select Biotechnology Portfolio	5,087,982	(17)	5.8%

* Represents less than 1% of our outstanding common stock.

(1) The address for all of our directors and executive officers is the address of our principal executive offices located at 12325 Emmet Street, Omaha, Nebraska 68164.

(2) Mr. Kinnon was appointed to the Board and appointed our President and Chief Executive Officer on September 30, 2013.

(3) Consists solely of shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after December 18, 2013.

(4) Mr. Tuttle’s service as our President and Chief Executive Officer terminated on September 27, 2013. Mr. Tuttle resigned from the Board on September 30, 2013.

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(5) Consists solely of shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after December 18, 2013.

(6) Mr. Frevert’s service as our Chief Financial Officer terminated on June 3, 2012.

(7) Mr. Richards resigned as our Chief Commercial Officer effective May 10, 2013.

(8) Includes 50,000 shares owned by Mr. Koppler and includes 85,254 shares issuable upon the exercise of options and warrants that are exercisable or will become exercisable within 60 days after December 18, 2013.

(9) Includes 80,000 shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after December 18, 2013.

(10) Includes 40,000 shares owned by Mr. Patzig and includes 79,467 shares issuable upon the exercise of options and warrants that are exercisable or will become exercisable within 60 days after December 18, 2013.

(11) Includes 70,000 shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after December 18, 2013.

(12) Includes shares which may be acquired by current executive officers and directors as a group within 60 days after December 18, 2013 through the exercise of stock options or warrants.

(13) Consists of (i) 9,245,903 shares of common stock; (ii) warrants to purchase 4,736,110 shares of common stock; (iii) shares of Series A Preferred Stock convertible into 10,344,820 shares of common stock; and (iv) warrants to purchase shares of Series A Preferred Stock which are convertible into 5,172,408 shares of common stock. These shares and warrants are held 40% by Third Security Senior Staff 2008 LLC, 40% by Third Security Staff 2010 LLC and 20% by Third Security Incentive 2010 LLC, which companies are affiliated with the beneficial owner. Mr. Randal J. Kirk could be deemed to have indirect beneficial ownership of these shares. The business address of these beneficial owners is 1881 Grove Avenue, Radford, Virginia 24141.

(14) Consists of shares owned directly by Mr. Kopp, shares held in individual retirement accounts established for Mr. Kopp and his spouse, shares held in the Kopp Family Foundation of which he is a director and shares held in discretionary client accounts managed by Kopp Investment Advisors, LLC (“KIA”). Kopp Holding Company, LLC (“KHCLLC”) is the parent entity of KIA and indirect beneficial owner of the shares of common stock beneficially owned by KIA. Mr. Kopp is the sole governor, chairman, president and chief investment officer of KHCLLC and KIA. The business address of each of these beneficial owners is 8400 Normandale Lake Boulevard, Suite 1450, Bloomington, Minnesota 55437.

(15) Mr. Douglas has dispositive power over all of the shares owned by the Douglas affiliates. The Douglas affiliates include shares owned directly by James E. Douglas, III and shares held in the following trusts: K&M Douglas Trust, Douglas Family Trust and the James Douglas and Jean Douglas Irrevocable Descendants’ Trust. The business address of this beneficial owner is 125 East Sir Francis Drake Boulevard, Suite 400, Larkspur, California 94939.

(16) Consists of shares held by AMH Equity, LLC, which is the general partner of Leviticus Partners, L.P. The business address of this beneficial owner is 60 East 42nd Street, Suite 901, New York, New York 10165.

(17) Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, is the beneficial owner of 5,087,982 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended. Each of Edward C. Johnson 3d and FMR LLC, through its control of Fidelity and the funds, has sole power to dispose of the 5,087,982 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B common shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. The business address of this beneficial owner is 82 Devonshire Street, Boston, Massachusetts 02109.

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Beneficial Ownership of Preferred Stock

As of December 18, 2013, there were 2,586,205 issued and outstanding shares of our Series A Preferred Stock.

The following table provides information known to us with respect to beneficial ownership of the Series A Preferred Stock by each person we believe beneficially owns more than 5% of our outstanding Series A Preferred Stock as of December 18, 2013. The number of shares of Series A Preferred Stock beneficially owned by each person or group as of December 18, 2013 includes shares of Series A Preferred Stock that such person or group had the right to acquire on or within 60 days after December 18, 2013, upon the exercise of warrants to purchase Series A Preferred Stock. Except as indicated in the footnotes to this table, to our knowledge the persons named in the table below have sole voting and investment power with respect to all of the Series A Preferred Stock beneficially owned and such shares are owned directly by such person. Beneficial ownership information of such persons is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the SEC or information supplied by these persons.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Randal J. Kirk	3,879,307	(1)	100%

(1) Comprised of 2,586,205 owned shares and warrants to purchase 1,293,102 shares of the Series A Preferred Stock. These shares of the Series A Preferred Stock and warrants are held 40% by Third Security Senior Staff 2008 LLC, 40% by Third Security Staff 2010 LLC and 20% by Third Security Incentive 2010 LLC, which companies are affiliated with the beneficial owner. Mr. Randal J. Kirk could be deemed to have indirect beneficial ownership of these shares. The business address of these beneficial owners is 1881 Grove Avenue, Radford, Virginia 24141.

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PROPOSAL ONE: AUTHORIZATION OF THE BOARD TO, IN ITS DISCRETION, AMEND OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF one-for-four to one-for-twenty-five, SUCH RATIO TO BE DETERMINED BY THE BOARD

On December 11, 2013, the Board unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the Board, in its discretion, to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-four to one-for-twenty-five, such ratio to be determined by the Board. The form of proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split will be substantially as set forth on Appendix A (subject to any changes required by applicable law). Pursuant to the law of Delaware, our state of incorporation, the Board must adopt any amendment to our Third Amended and Restated Certificate of Incorporation and submit the amendment to our stockholders for their approval. Approval of this proposal will grant the Board the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to January 14, 2015, one year from the date of the Special Meeting, with the exact exchange ratio and timing to be determined at the discretion of the Board. The exchange ratio range of one-for-four to one-for-twenty-five is based on the recent trading price of our common stock.

Purpose of the Reverse Stock Split

The Board is submitting the proposed reverse stock split to our stockholders for approval in order to reduce the number of issued and outstanding shares and to increase the per share trading value of our common stock. The Board believes that the proposed reverse stock split is desirable and should be approved by our stockholders for a number of reasons, including, without limitation, the following:

•	If we are successful in maintaining a higher stock price, it may improve the perception of our common stock as an investment security and may generate greater interest among a broader range of institutional and other professional investors and institutions in us, as we have been advised that the current market price of our common stock may affect its acceptability to certain members of the investing public.

•	The reverse stock split would reduce the number of our outstanding shares to a level more appropriate for a company with our market capitalization.

•	The reverse stock split could decrease price volatility, as small price movements currently may cause relatively large percentage changes in our stock price.

•	The reverse stock split may help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Institutional investors typically are restricted from investing in companies whose stock trades at less than $4.00 per share. Stockbrokers are also subject to restrictions on their ability to recommend stocks trading at less than $5.00 per share because of the general presumption that such securities may be highly speculative. Some of these internal policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

•	A higher stock price may allow us to meet the minimum bid price requirements of the national securities exchanges, including The Nasdaq Stock Market LLC and the NYSE. The Board is currently considering whether to seek to have our common stock listed on a national securities exchange. We believe that listing our common stock on a national securities exchange would improve the marketability and liquidity of our common stock for our stockholders.

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•	A higher market price per share for our common stock may help us attract and retain employees because some potential employees are less likely to work for a company with a low stock price, especially below $1.00 per share, regardless of our market capitalization.

•	The availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, stock splits and other corporate purposes.

Accordingly, for these reasons, we believe that effecting the reverse stock split is in our and our stockholders’ best interests.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock and number of anticipated benefits of the proposed reverse stock split discussed above are contingent upon the split resulting in an increase in the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, would result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Certain Risks Associated with the Reverse Stock Split

The reverse stock split may not increase the price of the common stock.

Although the Board expects that a reverse stock split will result in an increase in the price of our common stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the reverse stock split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following the reverse stock split (or will increase in the same proportion as the final reverse stock split ratio) or that the stock price will not decrease in the future.

Moreover, a decline in the market price of the common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the reverse stock split. The market price of the common stock is based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

If the reverse stock split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our common stock may not improve.

While we believe that a higher share price may help generate investor and broker interest in the common stock, the reverse stock split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. In addition, no assurances can be given that the reverse stock split will increase the price of our common stock to a level in excess of the five dollar threshold discussed above or otherwise to a level that is attractive to brokerage houses and institutional investors.

There can be no assurance that we will be able to meet all of the requirements for the initial or continued listing of our common stock on any national securities exchange after a reverse stock split.

Although the Board believes that a reverse stock split may allow us to meet the minimum bid price requirements of the national securities exchanges, including The Nasdaq Stock Market LLC and the NYSE, there is no guarantee that it will do so. Moreover, national securities exchanges have several other initial listing requirements and also impose maintenance listing requirements once a stock is listed. We cannot assure you that we will be able to meet or, if we do meet them, maintain each of the other requirements or that our common stock will be accepted for listing on any national securities exchange following the reverse stock split.

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The reverse stock split may leave certain stockholders with “odd lots.”

The reverse stock split may result in some stockholders owning “odd lots” of fewer than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of reverse stock split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board with the flexibility to achieve the desired results of the reverse stock split and because it is not possible to predict market conditions at the time the reverse stock split would be implemented. If stockholders approve this proposal, the Board would have the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to carry out a reverse stock split only upon the Board’s determination that a reverse stock split would be in the best interests of our stockholders at that time. The reverse stock split, if implemented, would be effected at a time that the Board determines to be most advantageous to us and to our stockholders. The Board would then set the ratio for the reverse stock split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the reverse stock split is to be implemented. In determining the ratio, following receipt of stockholder approval, the Board may consider, among other things:

•	the historical prices and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the aggregate market value of our common stock held by non-affiliates;

•	the outlook for the trading price of our common stock;

•	threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our common stock;

•	our stockholders’ equity at such time;

•	our ability to meet the initial listing requirements of national securities exchanges, such as The NASDAQ Stock Market LLC and the NYSE; and

•	prevailing general market and economic conditions.

Although approval of this proposal would provide the Board with the authority to carry out a reverse stock split, the Board is not obligated to do so. If the Board determines to effect the reverse stock split, it intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the reverse stock split described above. Notwithstanding approval of the reverse stock split by our stockholders, the Board may, in its sole discretion, abandon the proposal and determine, prior to the effectiveness of any filing with the Secretary of State of the State of Delaware, not to effect the reverse stock split. If the Board fails to implement the reverse stock split on or prior to the first anniversary date of the Special Meeting, stockholder approval again would be required prior to implementing any reverse stock split.

Procedures for Effecting the Reverse Stock Split and Filing Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split

If our stockholders approve the reverse stock split, the Board will have discretion as to whether or not to effect the reverse stock split at any time prior to the first anniversary date of the Special Meeting. If implemented by the Board, the reverse stock split would become effective upon the filing of the amendment to our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to us and our stockholders. If the Board, in its sole discretion, determines to effect the reverse stock split, the form of proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split will be substantially as set forth on Appendix A (subject to any changes required by applicable law).

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Principal Effects of the Reverse Stock Split

Effect on Existing Common Stock

If the reverse stock split is implemented, the number of shares of common stock issued and outstanding will be reduced from 88,245,725 shares (as of December 18, 2013, the Record Date of the Special Meeting) to between approximately 3,529,829 shares and 22,061,431 shares, depending on which exchange ratio is ultimately effected and when the reverse stock split is effected. As described below under “—Mechanics of the Reverse Stock Split—Fractional Shares,” cash will be paid in lieu of the issuance of fractional shares. Subject to the treatment of fractional shares, (1) the change in the number of shares of common stock outstanding that will result from the reverse stock split will not affect any stockholder’s percentage ownership in the Company, and (2) the relative voting and other rights that accompany the shares of common stock will not be affected by the reverse stock split.

Although the reverse stock split will not have any dilutive effect on our stockholders (other than de minimis adjustments that may result from the treatment of fractional shares), the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain at 150,000,000. As a result, additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. Since we are not reducing the total authorized number of shares of common stock under our Third Amended and Restated Certificate of Incorporation, we will have the ability to issue more than 100 million shares of our common stock without seeking further stockholder approval, which might significantly dilute the ownership of our current stockholders.

Approval of Proposal Two (amendments to the 2006 Plan) is contingent upon our stockholders approving this Proposal One and the Board effectuating the reverse stock split.

At the present time, the Company does not have any plans, proposals or arrangements, written or otherwise, to issue any of the authorized but unissued shares of common stock that would become available as a result of the effectiveness of the amendment to our Third Amended and Restated Certificate of Incorporation to effect the reverse stock split of our outstanding shares of common stock. However, it is highly likely that we will issue additional shares in the future. Please see “Potential Anti-Takeover Effects” below for more information.

After the reverse stock split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be quoted on the Over-the-Counter Bulletin Board (the “OTCQB”) under the symbol “TBIO”, subject to any decision by the Board to list our securities on a national securities or other exchange if we meet the requirements of any such exchange. However, following the reverse stock split, our common stock will be considered a new listing with a new CUSIP number. As of the Record Date for the Special Meeting, there were 210 holders of record of our common stock. Following the completion of a one-for-four reverse stock split, there would be approximately 208 holders of record of our common stock and we would expect to pay approximately $36 in cash in lieu of fractional shares. Following the completion of a one-for-twenty-five reverse stock split, there would be approximately 201 holders of record of our common stock and we would expect to pay approximately $317 in cash in lieu of fractional shares. The reverse stock split is not being pursued in order to reduce the number of Company stockholders below 300, and is not a part of a transaction or series of transactions that has either a reasonable likelihood or a purpose of producing, either directly or indirectly, the effects referred to in Rule 13e-3(a)(3)(ii) under the Exchange Act. Please see “Potential Anti-Takeover Effects” below for more information.

Effect on Existing Preferred Stock

The total authorized shares of Preferred Stock is 15,000,000, of which 3,879,307 shares have been designated Series A Preferred Stock. As of December 18, 2013, the Record Date of the Special Meeting, 2,586,205 shares of Series A Preferred Stock were outstanding, and warrants to purchase 1,293,102 shares of Series A Preferred Stock were outstanding. Each share of Series A Preferred Stock is currently convertible into four shares of common stock and we have reserved 15,517,228 shares of common stock for issuance upon the conversion of our outstanding shares of Series A Preferred Stock and our shares of Series A Preferred Stock issuable upon exercise of our outstanding warrants to purchase Series A Preferred Stock. Pursuant to the terms of the Certificate of Designation of Series A Convertible Preferred Stock, if we combine our outstanding shares of common stock into a smaller number of shares, as contemplated by the reverse stock split, the conversion rate of the Series A Preferred Stock will be proportionately adjusted. Accordingly, upon effectiveness of the reverse stock split, the number of shares of common stock issuable upon conversion of the Series A Preferred Stock will be decreased in accordance with the exchange ratio selected by the Board and we will proportionately decrease the number of shares of common stock reserved for issuance upon conversion of the Series A Preferred Stock, including the outstanding warrants to purchase Series A Preferred Stock. However, the total number of authorized shares of Preferred Stock and Series A Preferred Stock, the actual number of outstanding shares of Series A Preferred Stock or shares of Series A Preferred Stock issuable upon exercise of outstanding warrants to purchase Series A Preferred Stock will remain unchanged upon the effectiveness of the reverse stock split. Other than as described in this paragraph, all of the rights, preferences and other privileges of our Preferred Stock will remain unchanged following the reverse stock split.

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Effect on Equity Compensation Plans and Outstanding Common Stock Warrants

The proposed reverse stock split will reduce the number of shares of common stock available for issuance under the 2006 Plan in proportion to the exchange ratio selected by the Board if the reverse stock split is effected.

Under the terms of our outstanding equity compensation awards and common stock warrants, a reverse stock split would cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such equity awards and common stock warrants in proportion to the exchange ratio selected by the Board, and would cause a proportionate increase in the exercise price of such equity awards and common stock warrants such that the aggregate exercise price payable by the optionee or warrantholder, as applicable, would remain the same. In each case, any fractional share subject to an option resulting from an adjustment pursuant to the foregoing will generally be rounded down to the nearest whole number, and the exercise price per share will generally be rounded up to the nearest whole cent. Fractional shares subject to warrants resulting from an adjustment pursuant to the foregoing will generally be rounded down to the nearest whole number, and the exercise price per share will be rounded to the nearest whole cent.

The following table contains approximate information relating to our common stock, our Preferred Stock, our options and our warrants under each of the possible split ratios (without giving effect to the treatment of fractional shares discussed below in “—Mechanics of the Reverse Stock Split—Fractional Shares”), based on share information as of December 18, 2013.

	December 18, 2013	One-for-Four	One-for-Fifteen	One-for-Twenty-Five

Number of authorized shares of Common Stock	150,000,000	150,000,000	150,000,000	150,000,000

Number of outstanding shares of Common Stock	88,245,725	22,061,431	5,883,048	3,529,829

Number of authorized shares of Preferred Stock	15,000,000	15,000,000	15,000,000	15,000,000

Number of authorized shares of Series A Preferred Stock	3,879,307	3,879,307	3,879,307	3,879,307

Number of outstanding shares of Series A Preferred Stock	2,586,205	2,586,205	2,586,205	2,586,205

Number of shares of Series A Preferred Stock reserved for issuance upon exercise of outstanding warrants to purchase Series A Preferred Stock	1,293,102	1,293,102	1,293,102	1,293,102

Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and common stock warrants	30,540,936	7,635,234	2,036,062	1,221,637

Number of shares of common stock reserved for issuance upon conversion of outstanding Series A Preferred Stock	10,344,820	2,586,205	689,655	413,793

Number of shares of common stock reserved for issuance upon conversion of Series A Preferred Stock issuable upon exercise of outstanding warrants to purchase Series A Preferred Stock	5,172,408	1,293,102	344,827	206,896

Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	26,563	6,641	1,771	1,063

Number of authorized and unreserved shares of preferred stock not outstanding	11,120,693	11,120,693	11,120,693	11,120,693

Number of authorized and unreserved shares of common stock not outstanding	15,669,548	116,417,387	141,044,637	144,626,782

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Potential Anti-Takeover Effects

Since the reverse stock split will result in increased available shares of common stock, it may be construed as having an anti-takeover effect. Although neither the Board nor management views this proposal as an anti-takeover measure, and the Board has no current plans to utilize the additional authorized shares to entrench present management, we could use the increased available shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, we could privately place shares with purchasers who might side with the Board in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal our Amended and Restated Bylaws or certain provisions of the Third Amended and Restated Certificate of Incorporation would not receive the requisite vote.

There are no provisions in our Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or other material agreements to which we are a party that would, in our management’s judgment, have an anti-takeover effect; however, our Amended and Restated Bylaws contain certain advance notification requirements for nominations of persons for election to the Board and proposals by stockholders at annual and special meetings of stockholders.

The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted to thwart any such efforts.

Accounting Matters

If the reverse stock split is implemented, the par value per share of our common stock will remain unchanged at $0.01 per share after the reverse stock split. As a result of the reverse stock split, at the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of our common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, this transaction is not intended to be the first step in a “going private transaction,” within the meaning of Rule 13e-3 of the Exchange Act, and will not produce, either directly or indirectly, any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 of the Exchange Act.

Effective Date

If the reverse stock split is implemented, we will file a Certificate of Amendment of our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective upon the filing of the Certificate of Amendment. No further action on the part of stockholders would be required to either effect or abandon the reverse stock split. If the Board does not implement the reverse stock split on or prior to January 14, 2015, the one-year anniversary of the date of the Special Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board reserves its right to elect not to proceed with the reverse stock split, and to abandon the reverse stock split in its entirety, if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

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Mechanics of the Reverse Stock Split

Exchange of Stock Certificates

If the reverse stock split is implemented, each certificate representing pre-reverse split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-reverse stock split shares.

Shortly after the reverse stock split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our transfer agent in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our transfer agent in exchange for the issuance of new certificates reflecting the reverse stock split. In connection with the reverse stock split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-reverse stock split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect on Registered “Book-entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”). These stockholders do not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If the reverse stock split is implemented and you hold registered common stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after our transfer agent completes the aggregation and sale described below in “—Fractional Shares.”

Effect on Registered Certificated Common Stockholders

Some of our stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry entry form. If the reverse stock split is implemented and any of your shares are held in certificate form, you will receive a transmittal letter from us or our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse common stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form, and if you are entitled to a payment in lieu of any fractional share interest, payment will be made as described below under “—Fractional Shares.” No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. At any time after receipt of your book-entry statement, you may request a stock certificate representing your ownership interest.

Fractional Shares

If the reverse stock split is implemented, no fractional shares will be issued in connection with the reverse stock split. Instead, stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by the Board will receive cash (without interest) in lieu of such fractional shares in an amount equal to the product obtained by multiplying (i) the closing price of our shares of common stock on the day immediately preceding the effective date of the reverse split, as reported on the OTCQB (or, if the closing price of our common stock is not then reported on the OTCQB, then the fair market value of our shares of common stock as determined by the Board) by (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest. Stockholders who own their shares in certificated form will receive such cash payment in lieu of fractional shares following the surrender of their pre-reverse split certificate(s) for post-reverse stock split shares. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

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Dissenters’ or Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of our common stock that is: (i) a citizen or individual resident of the United States, (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income taxation, regardless of its source, or (iv) any trust if: (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in place to be treated as a U.S. person (each, a “U.S. Holder”). This summary does not address any state, local, foreign, or other tax consequences, nor does it address all of the tax consequences that may be relevant to a particular stockholder in light of their circumstances, including tax consequences arising to stockholders subject to special rules, such as persons who acquired shares of our common stock pursuant to employee stock options or otherwise as compensation, certain financial institutions, tax-exempt entities, regulated investment companies, insurance companies, partnerships or other pass-through entities, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, dealers in securities, commodities or currencies, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, stockholders whose “functional currency” is not the U.S. dollar, and persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, existing and proposed Treasury Regulations, and interpretations of the foregoing, all as in effect as of the date hereof. All of the foregoing authorities are subject to change (possibly with retroactive effect) and any such change may result in U.S. federal income tax consequences to a stockholder that are materially different from those described below. In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge.

Tax Consequences of the Reverse Stock Split Generally

The reverse stock split is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, a U.S. Holder generally will not recognize gain or loss for U.S. federal income tax purposes on the reverse stock split (except with respect to any cash received in lieu of a fractional share as described below). The aggregate tax basis of the post-reverse split shares received will be the same as the aggregate tax basis of the pre-reverse split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional share interests), and the holding period(s) of the post-reverse split shares received will include the U.S. Holder’s holding period(s) for the pre-reverse split shares exchanged. The Company will not recognize any gain or loss as a result of the reverse stock split.

Cash Received Instead of a Fractional Share

A U.S. Holder who receives cash for fractional shares should generally recognize gain or loss, as the case may be, for U.S. federal income tax purposes measured by the difference between the amount of cash received and the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest. Such gain or loss will be capital gain or loss and will generally be long-term capital gain or loss to the extent such U.S. Holder’s holding period exceeds 12 months. The deductibility of capital losses may be subject to certain limitations.

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Backup Withholding

A non-corporate U.S. Holder may be subject to backup withholding at a 28% rate on cash payments received pursuant to the reverse stock split unless such U.S. Holder provides a correct taxpayer identification number to its broker or to the Company and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Rather, any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this proxy statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this proxy statement was written to support the promotion or marketing of the transactions and matters addressed by the proxy statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of our common stock and Series A Preferred Stock, voting together as a single class on an as-converted to common stock basis, is required to approve the authorization of the Board to, in its discretion, amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-four to one-for-twenty-five, such ratio to be determined by the Board.

The Board of Directors recommends that you vote “FOR” Proposal One.

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PROPOSAL TWO: AMENDMENT TO 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED THEREUNDER BY 10,000,000 SHARES (prior to giving effect to the proposed reverse stock split) AND TO PROVIDE FOR A CORRESPONDING INCREASE IN THE LIMITS ON THE NUMBER OF INCENTIVE STOCK OPTIONS AND AWARDS OTHER THAN OPTIONS OR STOCK APPRECIATION RIGHTS THAT MAY BE GRANTED UNDER THE 2006 PLAN

On December 11, 2013, the Board approved an amendment to the 2006 Plan, subject to approval by our stockholders. The 2006 Plan was originally adopted by the Board on April 27, 2006 and originally approved by the stockholders on July 12, 2006.

Contingent upon our stockholders approving Proposal One and the Board effectuating the reverse stock split, we have amended the 2006 Plan to provide for, and submit to our stockholders for approval, an increase in the number of shares of common stock that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan by 10,000,000 shares and 10,000,000 shares, respectively (in each case prior to giving effect to the proposed reverse stock split). The additional shares will increase the total shares of common stock reserved for issuance under the 2006 Plan to an aggregate of 20,000,000 shares (prior to giving effect to the proposed reverse stock split), all of which may be issued pursuant to the exercise of incentive stock options or any other type of award. Other than the increase in the aggregate number of shares of our common stock authorized for issuance under the 2006 Plan and corresponding adjustments to the maximum number of shares of our common stock that may be issued under the 2006 Plan pursuant to incentive stock options and the number of awards other than options or stock appreciation rights that may be granted under the 2006 Plan, no amendments have been proposed to be made to the 2006 Plan. In this Proposal Two, stockholders are requested to approve the foregoing amendment to the 2006 Plan (as amended, the “Amended 2006 Plan”).

Our executive officers and members of the Board will be eligible to receive awards under the Amended 2006 Plan and therefore have an interest in this proposal.

The number of shares issuable pursuant the Amended 2006 Plan will be adjusted to reflect the proposed reverse split. For example, in the event we implement a one-for-four reverse split, the number of shares added to the Amended 2006 Plan would be 2,500,000 and, in the event we implement a one-for-twenty-five reverse split, the number of shares added to the Amended 2006 Plan would be 400,000. If Proposal Two is approved by our stockholders and the Amended 2006 Plan becomes effective, we intend to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, in order to register the additional shares of Common Stock that are the subject of equity awards made under the Amended 2006 Plan. If our stockholders do not approve Proposal One, the Board does not effectuate the reverse stock split or our stockholders do not approve the Amended 2006 Plan at the Special Meeting or any adjournment or postponement thereof, the 2006 Plan will continue to be in full force in accordance with its terms.

Reasons You Should Approve the Amended 2006 Plan

Equity Grants are an Important Part of Our Compensation Philosophy. We strongly believe that the approval of the Amended 2006 Plan is critical to our ongoing effort to build stockholder value. The Company relies on highly skilled employees to implement our strategic goals and expand our business. There is significant competition for these types of skilled professionals and many other companies also use stock-based awards to attract, motivate and retain their best employees. The Board believes stock-based compensation, including new hire stock awards for future employees of the Company, encourages employees to act like owners of the business, motivating them to work toward the Company’s success and rewarding their contributions by allowing them to benefit from increases in the value of the Company’s stock.

Limited Shares Remain Available under the 2006 Plan. As of December 18, 2013, there were 7,409,668 options and stock appreciation rights with respect to 1,660,000 shares of our common stock outstanding under the Amended 2006 Plan, of which none were exercisable as of the Record Date. As of December 18, 2013, a total of 26,563 shares of common stock were available for future equity awards that may be granted under the 2006 Plan, which constitutes approximately 0.03% of our outstanding shares of common stock as of such date.

We have included provisions in the Amended 2006 Plan that are designed to protect our stockholders’ interests and to reflect what we believe to be strong corporate governance practices, including:

•	Continued broad-based eligibility for equity awards. We grant equity to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

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•	Stockholder approval is required for additional shares. The Amended 2006 Plan does not contain an annual “evergreen” provision that would automatically add shares of our common stock to the plan reserve without additional stockholder approval. The Amended 2006 Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the number of shares of common stock that may be issued under the Amended 2006 Plan.

•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	No tax gross-ups. The Amended 2006 Plan does not provide for any tax gross-ups.

•	The Board is prohibited from taking action related to the Amended 2006 Plan that would be treated as a repricing without the approval of our stockholders. The Amended 2006 Plan requires that the Board obtain the approval of our stockholders before taking actions that would be deemed to be a repricing, including reducing the exercise price of any outstanding stock option and/or cancelling and regranting any outstanding stock option to reduce the exercise price of the option.

Description of the Amended 2006 Plan

The principal features of the Amended 2006 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2006 Plan. Stockholders are urged to read the actual text of the Amended 2006 Plan in its entirety, which is appended to this proxy statement as Appendix B.

Administration

The Amended 2006 Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the terms of the Amended 2006 Plan, the Committee has the discretion to determine the number, exercise price, term and vesting provisions of each award made under the Amended 2006 Plan and to agree to any amendment of the terms of any such award. However, no repricing of grants (including cancellation of a grant and the issuance of another grant with a lower exercise price) will be allowed without the approval of the stockholders. The Committee also has the sole authority to interpret the terms of the Amended 2006 Plan, including whether a “Change in Control” of the Company, as such term is defined in the Amended 2006 Plan, has occurred. The Committee has the ability to delegate to Company officers the authority to make awards under the Amended 2006 Plan to non-officer employees within limits established by the Committee.

Awards and Eligibility

Awards under the Amended 2006 Plan may be in the form of incentive stock options as defined in Section 422 of the Code (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units. In addition, awards of ISOs and NQSOs may be made in conjunction with dividend equivalency rights (“DERs”) that provide for payments of cash in an amount equal to the dividend distributions paid on a share of Company common stock subject to such ISO or NQSO. The Amended 2006 Plan also authorizes the Committee to make equity-based awards not specifically provided for in the Amended 2006 Plan (“Other Awards”) on terms and conditions it deems appropriate.

All directors, officers and employees of the Company are eligible to receive awards under the Amended 2006 Plan as well as advisors to the Company and others who are expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company. As of December 18, 2013, the Record Date for the Special Meeting, there were 149 employees, zero consultants and four non-employee directors eligible to participate in the 2006 Plan.

Shares Available for Issuance

In the event the Amended 2006 Plan is approved by stockholders, the maximum number of shares as to which stock awards may be granted under the Amended 2006 Plan is 20,000,000 shares (prior to giving effect to the proposed reverse stock split). Of this maximum number, only an aggregate of 15,000,000 shares would be issuable for awards other than stock options or SARs. The number and kind of shares available under the Amended 2006 Plan (including the number and kind of shares issuable under any then outstanding awards and the exercise price) is subject to adjustment by the Committee in the event of certain corporate events such as stock splits, stock dividends, or other recapitalizations of the Company. Shares of common stock issued under the Amended 2006 Plan may be authorized and unissued shares, shares held in treasury or shares purchased by the Company on the open market.

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Limitations on Grants of Incentive Stock Options

For purposes of determining whether shares are available for the issuance of ISOs, the maximum number of shares that may be issued through ISOs under the Amended 2006 Plan is 20,000,000 (prior to giving effect to the proposed reverse stock split).

Expired, Forfeited or Unexercised Awards

If any award granted under the Amended 2006 Plan expires, is forfeited or becomes unexercisable without having been exercised or fully paid, the Committee may determine that the shares underlying such award are available for future awards under the Amended 2006 Plan. Furthermore, if we settle any award in cash rather than in common stock, the shares underlying such award that are retained or otherwise not issued may become, in the Committee’s discretion, available for future awards under the Amended 2006 Plan.

Options

Both ISOs and NQSOs entitle the optionee to purchase shares of our common stock at a price equal to or greater than the fair market value on the date of grant. Stock options issued under the Amended 2006 Plan may be either ISOs or NQSOs, provided that only employees may be granted ISOs. The option may specify that the option price is payable (i) by check, (ii) by the transfer to the Company of unrestricted stock, or by a combination of cash and shares of stock, (iii) by cancellation of indebtedness owed by the Company to the option holder or (iv) any combination of the foregoing, or any other method acceptable to the Committee in its discretion. No stock option may be exercised more than 10 years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock option or any portion thereof will become exercisable. All unvested or unexercised options will automatically vest, become exercisable and become unrestricted without further action by the Board or Committee upon a Change in Control, unless provisions are made in connection the Change in Control transaction for the assumption of outstanding options or for the substitution of outstanding options for new grants by the successor entity or its parent, with appropriate adjustment as to the number and kind of shares and the per share exercise prices. A Change in Control will be deemed to occur upon (a) a dissolution or liquidation of the Company, (b) a sale of all or substantially all of the assets of the Company, (c) a merger or combination involving the Company after which the owners of common stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (d) the acquisition of more than 30% of the outstanding shares of common stock of the Company, whether by tender offer or otherwise, by any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

Stock Appreciation Rights

SARs represent the right to receive an amount of Company common stock or cash equal to (i) the difference between the exercise price per share established for the SAR and the fair market value of the Company’s common stock on the date the SAR is exercised, multiplied by (ii) the number of shares in respect of which the SAR is exercised. The grant price must not be less than the fair market value of our common stock on the date the SAR is granted. The grant may specify that the amount payable upon exercise of the SAR may be paid (a) in cash, (b) in shares of our common stock or (c) any combination of cash and common stock. The full number of SARs that are settled by the issuance of shares of common stock will be counted against the number of shares of common stock available for award under the Amended 2006 Plan, regardless of the number of shares of common stock actually issued upon settlement of such SARs. The Committee may provide in a SAR agreement or thereafter for an accelerated exercise of all or part of a SAR upon such events or standards that it may determine, including one or more performance measures. A SAR may, under certain circumstances, become exercisable upon a Change in Control. Unless the Committee specifies otherwise in the applicable SAR agreement, 34% of the SAR will be exercisable on the first anniversary of the grant date, and 33% of the SAR will be exercisable on each of the second and third anniversaries of the grant date. No SAR may be exercised more than ten years from the grant date, and each grant of a SAR may specify a period of continuous employment or service that is necessary before the SAR or installments thereof may be exercisable.

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Restricted Stock

An award of restricted stock involves the immediate transfer of ownership of a specific number of shares of our common stock to a participant in return for the performance of services. However, during a “restriction period” designated by the Committee, such shares are subject to forfeiture unless conditions specified by the Committee are met, and no shares of restricted stock will become free of restrictions before one year after the grant of the shares (except under certain circumstances). These conditions will generally include the continuous employment of the participant with the Company (or service on the Board) and may include performance objectives that must be achieved. Although shares of restricted stock remain subject to forfeiture during the restriction period, the participant is entitled to vote these shares, receive all dividends paid on these shares and exercise all other ownership rights in such restricted stock. Unless the Committee specifies otherwise in the applicable restricted stock agreement, the standard restriction period is three years from the date of grant, although the stock may, in certain circumstances, become unrestricted prior to the end of a restriction period in the event of a Change in Control of the Company. Restricted stock may be awarded alone or in addition to other awards made under the Amended 2006 Plan.

Restricted Stock Units

A Restricted Stock Unit is an award denominated in shares of common stock that will be settled by the payment of either shares of common stock or cash based upon the fair market value of a specified number of shares of common stock on the settlement date. The Committee has the discretion to settle Restricted Stock Units by the delivery of shares of common stock. The Committee will determine the number of Restricted Stock Units to be awarded to any participant, the restriction period within which a grant may be subject to forfeiture, whether the grant or vesting depends upon the achievement of performance goals and other terms. During the restriction period, the participant is entitled to receive current payments corresponding to the dividends payable on the shares of common stock subject to the award. In general, the minimum restriction period that the Committee can impose is one year from the date of grant, although the standard restriction period is three years from the grant date, unless the Committee specifies otherwise in the applicable restricted stock unit agreement. Restricted stock units may, under certain circumstances, become unrestricted prior to the end of a restriction period in the event of a Change in Control of the Company. Restricted Stock Units may be awarded alone or in addition to other awards made under the Amended 2006 Plan.

Performance Units

Performance units consist of the right to receive cash upon achievement of a performance goal or goals, and upon the satisfaction of other terms and conditions as determined by the Committee. In general, performance unit awards will become payable only upon the attainment of one or more performance goals achieved over a performance period determined by the Committee. A performance unit award will vest as determined by the Committee. The Committee may substitute shares of common stock for the payment of cash otherwise required to be made for a performance unit. Performance units may be awarded alone or in addition to other grants made under the Amended 2006 Plan.

Performance Shares

A performance share consists of the right to receive our common stock upon achievement of a performance goal or goals, and the satisfaction of other terms and conditions as the Committee determines. In general, performance shares will be earned only upon the attainment of one or more performance goals achieved over a performance period determined by the Committee. A performance share award will vest as determined by the Committee. The Committee may settle performance shares by the payment of cash based on the fair market value of shares of common stock otherwise granted as performance shares. Performance shares may be awarded alone or in addition to other awards made under the Amended 2006 Plan.

Other Awards

Subject to the terms and conditions of the Amended 2006 Plan and such other terms and conditions as it deems appropriate, the Committee may grant other awards, which are awards based on, settled in or otherwise referenced to our common stock.

Dividend Equivalency Rights

Participants in the Amended 2006 Plan are also eligible to receive awards of DER in connection with stock options granted under the Amended 2006 Plan. Each DER entitles its holder to receive a cash payment equal to the dividends paid on one share of our common stock subject to an option.

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Effects of a Change in Control

The Amended 2006 Plan provides that all unvested, unexercisable or restricted awards will automatically vest, become exercisable and become unrestricted, and performance-based awards will be paid out on a pro rata basis at a target level, without further action by the Board or Committee, upon a Change in Control, unless provisions are made in connection with such Change in Control for the assumption of outstanding awards, or the substitution for such awards of new grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices.

Section 162(m) Exemption

The Amended 2006 Plan is designed to comply with the provisions of Section 162(m) of the Code. Code Section 162(m) precludes a publicly held corporation from claiming a federal income tax deduction for annual compensation paid to certain senior executives in excess of $1,000,000 per person. However, compensation is exempt from this limitation if it is “qualified performance-based compensation.” To the extent the Company will take a tax deduction for such compensation, awards made under the Amended 2006 Plan will constitute qualified performance-based compensation satisfying the relevant requirements of Code Section 162(m) and the regulations issued thereunder. Accordingly, the Plan will be administered and the provisions of the Amended 2006 Plan shall be interpreted in a manner consistent with Code Section 162(m).

Compensation derived from stock options and SARs is considered to be qualified performance-based compensation if these awards are made by the Committee within the limit set forth in the plan for awards to single individuals. To be qualified performance-based compensation, stock options and SARs must provide the participant the right to receive compensation based solely on an increase in the value of our stock. For purposes of the Amended 2006 Plan, the individual limit is 2,000,000 shares per year for stock options and SARs.

Awards other than options and SARs are considered to be qualified performance-based compensation as long as they must vest (or may be granted or vest) solely upon the attainment of one or more objective performance goals unrelated to term of employment. The Committee must establish these performance goals in writing for participants prior to completion of 25% of the performance period relating to awards other than stock options and SARs and the outcome of these goals must be substantially uncertain at the time the Committee actually established the goal. The performance goal must state an objective formula or standard used to compute the grant payable to the participant if the goal is attained and the Committee may not retain any discretion to later increase the amount payable upon attainment of the performance goals. Under the Amended 2006 Plan, such performance goals must relate to one or more of the following for the Company: revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction. The Committee may provide for the making of equitable adjustments to established performance goals in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition and results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133; and compensation charges related to FAS 123(R). The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. For awards other than stock options and SARs to constitute qualified performance-based compensation, the maximum number of shares of stock which may be granted to any one participant per year is 500,000 shares. In addition, during any fiscal year, the maximum cash payment that may be made under the Amended 2006 Plan for performance-based compensation purposes under Code Section 162(m) to any employee is $250,000.

Transferability of Awards

Except as provided below, no award under the Amended 2006 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and awards may be exercised during the participant’s lifetime only by the participant.

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Termination

The Amended 2006 Plan will terminate on July 12, 2016, the tenth anniversary of the date it was originally approved by stockholders, and no award will be granted under the Amended 2006 Plan after that date.

Plan Amendments

The Amended 2006 Plan may be amended by the Board, provided that no amendment may adversely affect a participant with respect to awards previously made without the written consent of the participant holding such awards or unless the amendments are made to comply with applicable laws, stock exchange rules or accounting rules. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences of the grant, exercise and/or vesting of awards under the Amended 2006 Plan and is intended to reflect the current provisions of the Code, the regulations thereunder and any other relevant authorities. Any such Code provision, regulation or authority may change in the future, possibly with retroactive effect. This summary is not intended to be a complete statement of applicable U.S. federal income tax law, nor does it address any tax considerations other than U.S. federal income tax considerations, such as foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Each participant should consult his or her own tax adviser regarding the tax consequences arising from such participant’s individual circumstances.

In general, an optionee will not recognize income at the time a NQSO is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an optionee upon the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an ISO will be treated essentially the same as a NQSO for purposes of the alternative minimum tax.

A participant who is granted a stock appreciation right generally recognizes no income upon grant of the stock appreciation right. At the time of exercise, however, the participant will recognize as ordinary income the amount received in exchange for the exercise, which is generally the excess of the fair market value of our common stock less the base price for the stock appreciation right.

A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who makes an election under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

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A recipient of Restricted Stock Units generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

A participant generally will not recognize income upon the grant of Performance Units or Performance Shares. Upon settlement of Performance Units or Performance Shares, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and/or the fair market value of any unrestricted stock received.

The tax consequences of other awards will depend on the specific terms of such awards.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided however, that such deduction may be subject to limitation under certain provisions of the Code, including but not limited to Code Sections 280G, 162(a), and 162(m).

The Amended 2006 Plan is not qualified under Section 401(a) of the Code.

New Plan Benefits

All directors, officers and employees of the Company are eligible to receive awards under the Amended 2006 Plan as well as advisors to the Company. Awards under the Amended 2006 Plan are discretionary, and we have not approved any awards, including stock options, that are conditioned on stockholder approval of the Amended 2006 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards, including stock options, that may be granted in the future to executive officers, directors and employees under the Amended 2006 Plan.

Plan Benefits

The following table presents certain information with respect to options and SARs granted under the Amended 2006 Plan as of December 18, 2013, the Record Date for the Special Meeting, to (i) persons listed as our named executive officers in our proxy statement for the 2013 Annual Meeting of Stockholders, (ii) each of our current executive officers, (iii) each of our current directors, (iv) all current executive officers as a group, (v) all current non-employee directors as a group, and (vi) all current employees, excluding non-executive officers, as a group. On December 18, 2013, the last reported sales price of our common stock was $0.45.

Amended 2006 Plan

Name and Position(s)	Dollar value ($)(1)	Number of Shares Subject to Stock Options	Number of Shares Subject to Stock Appreciation Rights
Paul Kinnon, President, Chief Executive Officer and Director(2)	939,225	2,300,000	1,000,000
Mark P. Colonnese, Executive Vice President and Chief Financial Officer	442,004	450,000	660,000
Craig J. Tuttle, Former President and Chief Executive Officer(3)	595,240	933,333	—
Brett L. Frevert, Former Chief Financial Officer(4)	—	—	—
Chad M. Richards, Former Chief Commercial Officer(5)	—	—	—
Doit L. Koppler II, Director	64,312	90,000	—
Rodney S. Markin, M.D., Ph.D., Director	70,716	105,000	—
Robert M. Patzig, Director	64,312	90,000	—
Antonius P. Schuh, Ph.D., Director	62,756	95,000	—
Current Executive Officer Group	1,381,229	2,750,000	1,660,000
Non-Employee Director Group	262,096	380,000	—
Non-Executive Officer Employee Group	871,425	3,346,335	—

___________________

(1)	The amounts in this column reflect the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718 (“ASC 718”). These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the recipients. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the year ended December 31, 2012 and in our discussion of Stock-Based Compensation in our Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2012.

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(2)	Mr. Kinnon was appointed to the Board and appointed our President and Chief Executive Officer on September 30, 2013.

(3)	Mr. Tuttle’s service as our President and Chief Executive Officer terminated on September 27, 2013. Mr. Tuttle resigned from the Board on September 30, 2013.

(4)	Effective June 3, 2012, Mr. Frevert’s service as our Chief Financial Officer terminated.

(5)	Mr. Richards resigned as our Chief Commercial Officer effective May 10, 2013.

Since its inception, no shares have been issued to any associate of any director, nominee or executive officer under the Amended 2006 Plan. No person has been issued five percent or more of the total amount of shares issued under the Amended 2006 Plan.

Equity Compensation Plan Information

The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2012.

	(a)	(b)	(c)
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
Equity compensation plans approved by security holders (1)	4,353,167	$1.05	4,763,064
Equity compensation plans not approved by security holders	—	—	—
Total	4,353,167	$1.05	4,763,064

(1)	Consists of the 2006 Equity Incentive Plan.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of (i) our common stock and Series A Preferred Stock, voting together as a single class on an as-converted to common stock basis, and (ii) our Series A Preferred Stock, voting as a separate class, is required to approve the amendment to the 2006 Plan to increase the number of shares of common stock that may be issued under the 2006 Plan by 10,000,000 shares (prior to giving effect to the proposed reverse stock split) and to provide for a corresponding increase in the limits on the number of incentive stock options and awards other than options or stock appreciation rights that may be granted under the 2006 Plan.

Approval of Proposal Two regarding the amendments to the 2006 Plan is conditioned upon the approval by our stockholders, and the effectiveness, of the reverse stock split as contemplated by Proposal One.

The Board of Directors recommends that you vote “FOR” Proposal Two.

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SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to our Bylaws, stockholder proposals submitted for presentation at our 2014 annual meeting of stockholders, including nominations for common stock directors, must be received by our Corporate Secretary at c/o Transgenomic, Inc., 12325 Emmet Street, Omaha, NE 68164 no later than 35 days prior to the date of our 2014 annual meeting of stockholders. If less than 35 days’ notice of our 2014 annual meeting of stockholders is given, then stockholder proposals must be received by our Corporate Secretary no later than 7 days after the mailing date of the notice of our 2014 annual meeting of stockholders. Any stockholder nomination for a Common Stock Director must set forth the name, age, address and principal occupation of the person nominated, the number of shares of our common stock owned by the nominee and the nominating stockholder and other information required to be disclosed about the nominee under federal proxy solicitation rules.

In order to be included in our proxy statement relating to our 2014 annual meeting of stockholders, stockholder proposals must be submitted in writing by December 27, 2013 to our Corporate Secretary at c/o Transgenomic, Inc., 12325 Emmet Street, Omaha, NE 68164. The inclusion of any such proposal in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

We are sending only one Proxy Statement to “street name” stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder is residing at such an address and wishes to receive a separate proxy statement in the future, such stockholder may request them by calling our Corporate Secretary at (402) 452-5400, or by submitting a request in writing to our Corporate Secretary, c/o Transgenomic, Inc., 12325 Emmet Street, Omaha, NE 68164. If a stockholder is receiving multiple copies of our proxy statement, such stockholder can request householding by contacting the Corporate Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Management does not currently intend to bring any matter before the Special Meeting other than those disclosed in the Notice of Special Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Special Meeting confers discretionary authority on the Board to vote on any matter proposed by stockholders for consideration at the Special Meeting.

We will bear the cost of soliciting proxies for the Special Meeting. To the extent necessary, proxies may be solicited by our directors, officers and employees, but these persons will not receive any additional compensation for such solicitation. We will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, we will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of our common stock that they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

Stockholders may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board, by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to our Corporate Secretary at our home office. All communications received by the Corporate Secretary will be forwarded to the appropriate directors. In addition, it is the policy of the Board that, whenever possible, directors attend, and be available to discuss stockholder concerns at, the meetings of our stockholders. Only Craig Tuttle, a former director, participated in our 2013 Annual Meeting.

By Order of the Board of Directors

/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

Omaha, Nebraska

December 24, 2013

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Appendix A

CERTIFICATE OF AMENDMENT

OF THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

TRANSGENOMIC, INC.

TRANSGENOMIC, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the Corporation is TRANSGENOMIC, INC. (the “Corporation”).

SECOND: The Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 26, 2005 (the “Restated Certificate”)

THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate, and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Section 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

FOURTH: a second paragraph shall be added to Article IV, Section 4.1 of the Restated Certificate, which shall read as follows:

“Effective at [___].m. on [______], 20[__], each [_____]1 shares of Common Stock issued and outstanding at such time shall be combined into one (1) share of Common Stock, par value $0.01 per share (the “Reverse Stock Split”). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay to a holder of a fractional share interest an amount in cash equal to the product obtained by multiplying (i) the closing price of the shares of Common Stock on the day immediately preceding the effective date of the Reverse Stock Split, as reported on the Over-the-Counter Bulletin Board (“OTCQB”) (or, if the closing price of the Common Stock is not then reported on the OTCQB, then the fair market value of the shares of Common Stock as determined by the Board of Directors of the Corporation) by (ii) the number of shares of Common Stock held by such stockholder that would otherwise have been exchanged for such fractional share interests.”

IN WITNESS WHEREOF, TRANSGENOMIC, INC. has caused this Certificate of Amendment to be signed by its [___] as of [___], 20[_____].

TRANSGENOMIC, INC.

By:
Name:
Title:

1 Final split ratio, within a range of 1-for-4 to 1-for-25 to be determined by the Board of Directors pursuant to authority granted by stockholders, as described in the accompanying proxy statement.

A-1

Appendix B

EXHIBIT 4(b)

TRANSGENOMIC, INC.

2006 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

		Page

ARTICLE I
ESTABLISHMENT AND PURPOSE

Section 1.1.	Establishment	1
Section 1.2.	Purpose	1

ARTICLE II
DEFINITIONS

Section 2.1.	Definitions	1

ARTICLE III
ADMINISTRATION

Section 3.1.	General	5
Section 3.2.	Committee Meetings	5
Section 3.3.	Powers of the Committee	5
Section 3.4.	Grants to Committee Members	6
Section 3.5.	Committee Decisions and Determinations	6

ARTICLE IV
ELIGIBILITY AND PARTICIPATION

Section 4.1.	Eligibility	6
Section 4.2.	Participation	6

ARTICLE V
SHARES SUBJECT TO PLAN

Section 5.1.	Common Stock	6
Section 5.2.	Previously Granted Shares	6
Section 5.3.	Incentive Stock Option Restriction	7
Section 5.4.	Adjustments	7
Section 5.5.	Code Section 409A Limitation	7

ARTICLE VI
GRANTS IN GENERAL

Section 6.1.	Agreement	8
Section 6.2.	Time of Granting of an Award	8
Section 6.3.	Term and Nontransferability of Grants	8
Section 6.4.	Termination of Service as Applied to Options and SARs	8
Section 6.5.	Termination of Service as Applied to Grants Other Than Options and SARs	9
Section 6.6.	Dividends and Distributions	9
Section 6.7.	Participation	9
Section 6.8.	Section 83(b) Election	9

B-i

B-ii

Section 12.10.	Notices	19
Section 12.11.	Rights to Employment or Other Service	19
Section 12.12.	Exculpation and Indemnification	20
Section 12.13.	No Fund Created	20
Section 12.14.	Additional Arrangements	20
Section 12.15.	Code Section 409A Savings Clause	20
Section 12.16.	Captions	20
Section 12.17.	Governing Law	20
Section 12.18.	Execution	20

B-iii

TRANSGENOMIC, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.1. Establishment. Effective June 27, 1997 Transgenomic, Inc. (the “Company”) established the Transgenomic, Inc. 1997 Stock Option Plan. Thereafter the Company amended the Plan from time to time. The Company hereby amends and restates the Plan, renaming it the Transgenomic, Inc. 2006 Equity Incentive Plan, effective as of the Effective Date.

Section 1.2. Purpose. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company to foster and promote the long-term financial success of the Company and materially increase shareholder value. The Plan is also intended to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

ARTICLE II

DEFINITIONS

Section 2.1. Definitions. The following terms shall have the following meanings when used herein, unless the context clearly indicates otherwise.

(a)          “Act” means the Securities Act of 1933, as amended.

(b)          “Advisor” means a person who is not an Employee of the Company but who has agreed to serve as a source of information and advice regarding scientific, technical or other matters relating to the Company’s business and products.

(c)          “Agreement” means a written agreement entered into between the Company and the recipient of a Grant which sets forth the terms and conditions of the Grant.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means, unless otherwise provided in a Participant’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Participant’s employment or other contractual agreement (if any) with the Company (other than a termination of employment by the Participant), or (vi) any illegal act detrimental to the Company; all as determined in the sole discretion of the Committee.

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(f)          “Change in Control” means any one of the following events: (i) a dissolution or liquidation of the Company, (ii) a sale of substantially all of the assets of the Company, (iii) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (iv) the acquisition of more than 30% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any related rules, regulations and interpretations.

(h)          “Committee” means the Compensation Committee of the Company as appointed by the Board in accordance with Article III hereof; provided that the Committee shall at all times consist solely of at least two persons who each qualify as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

(i)          “Common Stock” means the Company’s Common Stock, par value $.01, either currently existing or authorized hereafter and any other stock or security resulting from adjustment thereof as described herein, or the Common Stock of any successor to the Company which is designated for the purpose of the Plan.

(j)          “Company” means Transgenomic, Inc., a Delaware corporation, and any successor or assignee corporation(s) into which the Company may be merged, changed or consolidated; any corporation for whose Securities the Securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(k)          “DER” means a dividend equivalency right consisting of the right to receive, as specified by the Committee or the Board at the time of the Grant, cash in an amount equal to the dividend distributions paid on a share of Common Stock subject to an Option.

(l)          “Disability” means an illness or injury of a potentially permanent nature, expected to last for a continuous period of at least 12 months, certified by a physician selected by or satisfactory to the Committee, which prevents the Participant from engaging in any occupation for wage or profit for which the Participant is reasonably fitted by training, education or experience, as determined by the Committee in its absolute and sole discretion.

(m)          “Effective Date” means the date the Plan is approved by the Company’s shareholders.

(n)          “Eligible Persons” means officers, directors and employees of the Company, Advisors and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company. The Committee will determine the eligibility of employees, officers, directors, Advisors and others expected to provide significant services to the Company based on, among other factors, the position and responsibilities of such individuals and the nature and value to the Company of such individual’s accomplishments and potential contribution to the success of the Company, whether directly or through its subsidiaries.

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(o)          “Employee” means an individual, including an officer of the Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company. An “Employee” does not include any person classified by the Company as an independent contractor even if the individual is subsequently reclassified as a common-law employee by a court, administrative agency or other adjudicatory body. The payment of director’s fees by the Company is not sufficient to constitute “employment” of the director by the Company.

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

(q)          “Exercise Price” means the price per share of Common Stock, determined by the Board or the Committee, at which an Option or SAR may be exercised.

(r)          “Fair Market Value” means the value of one share of Common Stock, determined as follows:

(i)          If the Common Stock is listed on a national stock exchange, the closing sale price per share on the exchange for the last preceding date on which there was a sale of Common Stock on such exchange, as determined by the Committee.

(ii)         If the Common Stock is not then listed on a national stock exchange but is traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Common Stock in such market, as determined by the Committee.

(iii)        If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the Committee may make discretionary determinations in good faith where the Common Stock has not been traded for 10 trading days.

(s)          “Grant” means an award of an Incentive Stock Option, Non-qualified Stock Option, DER, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Other Award or any combination thereof to an Eligible Person.

(t)          “Incentive Stock Option” means an Option of the type described in Section 422(b) of the Code awarded to an Employee.

(u)          “Non-qualified Stock Option” means an Option not described in Section 422(b) of the Code awarded to an Eligible Person, the taxation of which is pursuant to Section 83 of the Code.

(v)         “Option” means any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase shares of Common Stock at a price and for the term fixed by the Committee in accordance with Article VII of the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement.

(w)          “Other Award” means a right granted a Participant under Section 11.3.

(x)          “Participant” means any Eligible Person to whom a Grant is made, or the Successors of the Participant, as the context so requires.

(y)          “Performance Period” means the period established by the Committee during which any performance goals specified by the Committee with respect to a Grant are to be measured.

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(z)          “Performance Share” means a right granted to a Participant under Section 11.2.

(aa)         “Performance Unit” means a right granted to a Participant under Section 11.1.

(bb)         “Plan” means the Company’s 2006 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

(cc)         “Purchase Price” means the Exercise Price times the number of shares of Common Stock with respect to which an Option is exercised.

(dd)         “Restricted Stock” means Common Stock granted to a Participant subject to the terms and conditions established by the Committee pursuant to Article IX.

(ee)         “Restricted Stock Unit” means a right granted to a Participant under Article X.

(ff)         “Restriction Period” means the period of time during which restrictions established by the Committee shall apply to a Grant.

(gg)         “Retirement” means, unless otherwise provided by the Committee in the Participant’s Agreement, the Termination (other than for Cause) of Service of a Participant:

(i)          on or after the Participant’s attainment of age 65; or

(ii)         as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

(hh)         “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article VIII.

(ii)         “Subsidiary” means any corporation, partnership, or other entity at least 50% of the economic interest in the equity of which is owned by the Company or by another Subsidiary.

(jj)         “Successors of the Participant” means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise Grants or receive property or payment under a Grant by bequest or inheritance or by reason of the death of the Participant.

(kk)         “Termination of Service” means the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person) between the Participant and the Company is terminated for any reason, with or without Cause, including but not limited to any termination by resignation, discharge, Disability, death or Retirement; provided, however, Termination of Service shall not include (i) a termination where there is a simultaneous reemployment of the Participant by the Company or other continuation of service (sufficient to constitute service as an Eligible Person) for the Company or (ii) an employee who is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee). The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including but not limited to the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Employment.

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ARTICLE III

ADMINISTRATION

Section 3.1. General. The Plan shall be administered by the Committee.

Section 3.2. Committee Meetings. The Committee shall meet from time to time as determined by its chairman or by the Chairman or Chief Executive Officer of the Company. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. To the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

Section 3.3. Powers of the Committee. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(a)          to determine from time to time the Eligible Persons who are to be awarded Grants and the nature and amount of Grants, and to generally determine the terms, provisions and conditions (which need not be identical) of Grants awarded under the Plan, not inconsistent with the terms of the Plan;

(b)          to construe and interpret the Plan and Grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and the Participants and Grantees;

(c)          to amend any outstanding Grant, subject to Sections 12.5 and 12.9 hereof, and to accelerate or extend the vesting or exercisability of any Grant, subject to Section 12.3 hereof, and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(d)          to cancel, with the consent of a Participant or as otherwise permitted by the Plan, outstanding Grants;

(e)          to provide for the forms of Agreements to be utilized in connection with the Plan, which need not be identical for each Participant;

(f)          to appoint agents as the Committee deems necessary or desirable to administer the Plan;

(g)          to establish any “blackout” period the Committee in its sole discretion deems necessary or advisable;

(h)          to authorize, by written resolution, one or more officers of the Company to make Grants to nonofficer Employees and to determine the terms and conditions of such Grants, provided, however, the Committee (i) shall not delegate such responsibility to any officer for Grants made to an Employee who is considered an insider, (ii) the Committee’s resolution providing for such authorization sets forth the total number of Grants such officer may award and any other conditions on the officer’s authority to make Grants, and (iii) the officer shall report to the Committee, as the Committee may request, information regarding the nature and scope of the Grants made pursuant to the delegated authority; and

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(i)          generally to exercise such powers and to perform such acts as are deemed necessary or expedient to carry out the terms of the Plan and to promote the best interests of the Company with respect to the Plan.

Section 3.4. Grants to Committee Members. Notwithstanding Section 3.3, any Grant awarded under the Plan to an Eligible Person who is a member of the Committee shall be made by a majority of the directors of the Company who are not on the Committee; provided that any Grant to such person must satisfy the requirements for exemption under Rule 16b-3 under the Exchange Act and does not cause any member of the Committee to be disqualified as a Non-Employee Director under such Rule.

Section 3.5. Committee Decisions and Determinations. Any determination made by the Committee pursuant to the provisions of the Plan or an Agreement shall be made in its sole discretion in the best interest of the Company, not as a fiduciary. All decisions made by the Committee pursuant to the provisions of the Plan or an Agreement shall be final and binding on all persons, including the Company and Participants. Any determination by the Committee shall not be subject to de novo review if challenged in any court or legal forum.

ARTICLE IV

ELIGIBILITY AND PARTICIPATION

Section 4.1. Eligibility. Any Eligible Person may receive Grants under the Plan.

Section 4.2. Participation. Whether an Eligible Person receives a Grant under the Plan will be determined by the Committee, in its sole discretion, as provided in Section 3.3. To receive a Grant, an Eligible Person must enter into an Agreement evidencing the Grant.

ARTICLE V

SHARES SUBJECT TO PLAN

Section 5.1. Common Stock. Subject to adjustments pursuant to Section 5.4, Grants with respect to an aggregate of not more than 20,000,000 shares of Common Stock may be made under the Plan; provided, however, that no more than an aggregate of 15,000,000 of such shares may be used for Grants for Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards. Shares hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares purchased by the Company on the open market. The certificates for Common Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.

Section 5.2. Previously Granted Shares. Subject to Sections 5.1 and 5.3, the Committee has full authority to determine the number of shares of Common Stock available for Grants; provided, however, that the full number of Stock Appreciation Rights granted that are settled by the issuance of shares of Common Stock shall be counted against the number of shares of Common Stock available for award under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. In its discretion, the Committee may include as available for distribution all of the following:

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(a)          Common Stock subject to a Grant that has been forfeited;

(b)          Common Stock under a Grant that otherwise terminates, expires or lapses without issuance of Common Stock being made to a Participant; and

(c)          Common Stock subject to any Grant that settles in cash.

Section 5.3. Incentive Stock Option Restriction. Solely for purposes of determining whether shares are available for the issuance of Incentive Stock Options, and notwithstanding any provision of this Article V to the contrary, the maximum aggregate number of shares that may be issued through Incentive Stock Options under the Plan is 20,000,000. The terms of Section 5.2 apply in determining the number of shares available under this Section for issuance through Incentive Stock Options.

Section 5.4. Adjustments. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

(a)          The maximum aggregate number and kind of shares that may be issued for Grants hereunder may be adjusted appropriately; and

(b)          Rights under outstanding Grants made to Eligible Persons hereunder, both as to the number and kind of subject shares and the Exercise Price, may be adjusted appropriately.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Grants under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Grants, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards in Grants under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

The foregoing adjustments and the manner of application of the foregoing provisions to Grants shall be determined solely by the Committee on a case-by-case basis, applied to similarly situation groups or in any other manner as it deems in its sole discretion. Any adjustment hereunder may provide for the elimination of fractional share interests.

Section 5.5. Code Section 409A Limitation. Any adjustment made pursuant to Section 5.4 to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any adjustments made pursuant to Section 5.4 to any Grant that is not considered “deferred compensation” shall be made in a manner to ensure that after such adjustment, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

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ARTICLE VI

GRANTS IN GENERAL

Section 6.1. Agreement. Each Grant hereunder shall be evidenced by a written Agreement as of the date of the Grant and executed by the Company and the Eligible Person. Each Agreement shall set forth the terms and conditions as may be determined by the Committee consistent with the Plan. The Agreement shall state the number of shares of Common Stock to which the Grant pertains and may provide for adjustment in accordance with Section 5.4. As applicable, each Agreement must state the Exercise Price or other consideration to be paid for any Grant.

Section 6.2. Time of Granting of an Award. The award date of a Grant shall, for all purposes, be the date on which the Committee makes the determination awarding such Grant, or such other date as is determined by the Board. Notice of the determination of a Grant shall be given to each Eligible Person to whom a Grant is awarded within a reasonable period of time after the date of such Grant.

Section 6.3. Term and Nontransferability of Grants. No Grant is exercisable except by the Participant or a Successor of the Participant permitted by the Plan. No Grant is assignable or transferable except by will or the laws of descent and distribution of the state wherein the Participant was domiciled at the time of his or her death; provided, however, that the Committee may permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), (iii) is in no event a transfer for value, and (iv) is otherwise appropriate and desirable.

Section 6.4. Termination of Service as Applied to Options and SARs. Unless otherwise provided in the applicable Agreement or as determined by the Committee, Options and SARs shall be governed by the following provisions:

(a)          Termination of Service, Except by Death, Retirement or Disability. Unless Section 6.4(b) applies, upon any Termination of Service, a Participant shall have the right, subject to the restrictions of Section 7.5, to exercise his or her Options or SARs at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such Options or SARs had accrued pursuant to the terms of the Agreement(s) and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement(s), if there occurs a Termination of Service for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), any Option or SAR not exercised in full prior to such Termination of Service shall be canceled.

(b)          Death, Disability or Retirement of Participant. Notwithstanding Section 6.4(a), if the Participant dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability) or becomes disabled or retires while an Employee, the Participant’s Options or SARs may be exercised, subject to the restrictions of Section 7.5, at any time within 12 months after the Participant’s death, Disability or Retirement, but only to the extent that, at the date of death, Disability or Retirement, the Participant’s right to exercise such Options or SARs had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised. Any Option or SAR not vested as of the date of a Participant’s death, Disability or Retirement shall immediately vest upon the occurrence of the applicable event; provided, however, that the Participant continuously served as an Employee, director or Advisor for at least three years, or such shorter period as the Committee may prescribe.

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(c)          DERs. DERs granted in connection with any Option shall be cancelled at the time the related Option terminates or expires.

Section 6.5. Termination of Service as Applied to Grants Other Than Options and SARs. Unless otherwise provided in the applicable Agreement or as determined by the Committee, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards shall be governed by the following provisions:

(a)          Termination of Service, Except by Death, Retirement or Disability. Unless Section 6.5(b) applies, in the event of a Participant’s Termination of Service, the Participant’s Grants of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards shall be forfeited upon the Participant’s Termination of Service.

(b)          Death, Retirement or Disability of Participant. Notwithstanding Section 6.5(a), Restricted Stock, Restricted Stock Units and Other Awards shall fully vest on a Participant’s Termination of Service by reason of the Participant’s death, Retirement or Disability, provided that the Participant continuously served as an Employee, director or Advisor for at least three years or such shorter period as the Committee may prescribe. Performance Units and Performance Shares or any award tied to performance may be paid out at a target level and paid or distributed at the same time payments are made to other Participants who did not incur such a Termination of Service as determined by the Committee, provided that the Participant continuously served as an Employee, director or Advisor for at least three years, or such shorter period as the Committee may prescribe.

Section 6.6. Dividends and Distributions. Participants awarded Grants of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while the Grants are held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including in the form of cash, Common Stock, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Awards.

Section 6.7. Participation. There is no guarantee that any Eligible Person will receive a Grant under the Plan or, having received a Grant, that the Participant will receive a future Grant on similar terms or at all. There is no obligation for uniformity of treatment of Eligible Persons with respect to who receives a Grant or the terms and conditions of Participants’ Grants.

Section 6.8. Section 83(b) Election. The Committee may prohibit a Participant from making an election under Section 83(b) of the Code. If the Committee has not prohibited such election, and if the Participant elects to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, and will provide the required withholding pursuant to Section 12.8, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

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ARTICLE VII

STOCK OPTIONS

Section 7.1. Grants. The Committee may grant Options in accordance with this Article. Options may be awarded alone or in combination with other Grants. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant. Each Agreement for an Option shall state whether such Option is an Incentive Stock Option or a Non-qualified Stock Option. No Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company.

Section 7.2. Exercise of Options.

(a)          Options may be exercised in whole or part at any time within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option delivered to the Secretary of the Company at its principal executive offices.

(b)          Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 12.8 hereof. If the applicable Agreement so provides, and the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i)          by a certified or bank cashier’s check;

(ii)         by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii)        by cancellation of indebtedness owed by the Company to the Participant; or

(iv)        by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Participant’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

Section 7.3. Term. The period during which any Option may be exercised shall not exceed ten (10) years from the Grant Date. No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Option).

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Section 7.4. Replacement Options. The Committee may grant a replacement option to any Employee who exercises all or a part of an Option granted under this Plan using qualifying stock as payment for the exercise price (a “Replacement Option”). A Replacement Option gives the Employee the right to purchase, at a price not less than the Fair Market Value of the Company Stock as of the date of the grant of the Replacement Option, the number of shares of Common Stock equal to the sum of the number of whole shares (a) used by the Employee in payment of the Exercise Price for the Option which the Participant exercised and (b) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of its grant and shall expire on the same date as the Option which it replaces. For this purpose, “qualifying stock” means Common Stock owned by the Participant for at least six months preceding the exercise of the Option that has not been used in a stock-for-stock swap transaction within the preceding six months.

Section 7.5. Special Rules For Incentive Stock Options.

(a)          Aggregate Fair Market Value. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Common Stock with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under the Plan and all other plans maintained by the Company, its parent or Subsidiaries) shall not exceed $100,000.

(b)          Rules Applicable to Certain Owners. In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the day the Option is granted, and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c)          Disqualifying Disposition. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Participant prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of such shares to the Participant pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

Section 8.1. General. The Committee shall have authority to grant Stock Appreciation Rights (“SARs”) under the Plan at any time or from time to time. A SAR shall entitle the Participant to receive Common Stock or cash upon exercise of the SAR equal in value to the excess of the Fair Market Value per share of Common Stock over the exercise price per share of Common Stock specified in the related Agreement, multiplied by the number of shares in respect of which the SAR is exercised, less any amount retained to cover tax withholdings, if necessary. The Fair Market Value per share of Common Stock shall be determined as of the date of exercise of such SAR. Settlement of a SAR shall be subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or any Agreement including, without limitation, payment of the Exercise Price. SARs may be awarded alone or in addition to other Grants made under the Plan.

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Section 8.2. Required Terms and Conditions. SARs shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee deems desirable.

(a)          Price. The grant price of a SAR may not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant, and the exercise price of a SAR may not be less than 100% of the Fair Market Value per share of Common Stock on the date of exercise.

(b)          Term and Exercisability. The term and exercisability of a SAR shall be no longer than ten (10) years after the Grant Date. The Committee may provide in a SAR Agreement or thereafter for an accelerated exercise of all or part of a SAR upon such events or standards that it may determine, including one or more performance measures.

(c)          Method of Exercise. A Participant shall exercise a SAR by giving written notice of exercise to the Company specifying in whole shares the portion of the SAR to be exercised and if the Participant has more than one Grant of SARS which could be exercised, designating the particular Grant to be exercised.

(d)          No Deferral Features. To the extent necessary to comply with Code Section 409A, the SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.

Section 8.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the SAR Agreement, the terms set forth in this Section 8.3 shall apply to all SARs granted under the Plan. An SAR Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.

(a)          Term. The standard term of a SAR shall be ten (10) years beginning on the Grant Date.

(b)          Exercisability. The standard rate at which a SAR shall be exercisable shall be 34 percent of the Grant on the first anniversary of the Grant Date and 33 percent of the Grant on the second and third anniversaries of the Grant Date.

ARTICLE IX

RESTRICTED STOCK

Section 9.1. General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Eligible Person, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including, without limitation, providing for either grant or vesting upon the achievement of performance goals. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Restricted Stock, such Grants must comply with Section 11.4. Restricted Stock may be awarded alone or in addition to other Grants made under the Plan.

Section 9.2. Required Terms and Conditions. Restricted Stock shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

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(a)          Restriction Period. No Restricted Stock shall become free of restrictions before one year after the granting of the Restricted Stock (unless the Restricted Stock is granted in lieu of or replacement of compensation that is subject to vesting restrictions, in which case the Restricted Stock may be subject to the same vesting restrictions as was the compensation).

(b)          Delivery. The Company shall issue the shares of Restricted Stock to each recipient who is awarded a Grant of Restricted Stock either in certificate form or in book entry form, registered in the name of the recipient, with legends or notations, as applicable, referring to the terms, conditions and restrictions applicable to any such Grant and record the transfer on the Company’s official shareholder records; provided that the Company may require that any stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that as a condition of any Grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Grant.

Section 9.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Agreement, the terms set forth in this Section 9.3 shall apply to all Restricted Stock granted under the Plan. A Restricted Stock Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.

(a)          Restriction Period. The standard Restriction Period shall be three years from the Grant Date.

(b)          Restrictions. The standard restrictions applicable to Restricted Stock are continued service of the Participant for the Company during the Restriction Period.

(c)          Rights. The standard terms of a Restricted Stock Agreement shall provide that the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends, subject to Section 6.3.

Section 9.4. Price. The Committee may require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

ARTICLE X

RESTRICTED STOCK UNITS

Section 10.1. General. The Committee shall have authority to grant Restricted Stock Units under the Plan at any time or from time to time. A Restricted Stock Unit Grant is denominated in Common Stock that will be settled either by delivery of Common Stock or the payment of cash based upon the Fair Market Value of a specified number of Common Stock. The Committee shall determine the number of Restricted Stock Units to be awarded to any Participant, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including without limitation providing for either grant or vesting upon the achievement of performance goals. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Restricted Stock Units, such Grants must comply with Section 11.4. Restricted Stock Units may be awarded alone or in addition to other Grants made under the Plan.

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Section 10.2. Required Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a)          Restriction Period. No Restricted Stock Unit shall become free of restrictions before one year of the granting of the Restricted Stock Unit, unless the Restricted Stock Unit is granted in lieu of other compensation that is subject to vesting restrictions, in which case the Restricted Stock Units may be subject to the same vesting restrictions as was the compensation.

(b)          Rights. The Committee shall be entitled to specify in a Restricted Stock Unit Agreement the extent to which and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments corresponding to the dividends payable on the Common Stock.

Section 10.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Unit Agreement, the terms set forth in this Section 10.3 shall apply to all Restricted Stock Unit granted under the Plan. A Restricted Stock Unit Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section:

(a)          Restriction Period. The standard Restriction Period shall be three years from the Grant Date.

(b)          Restrictions. The standard restrictions applicable to a Restricted Stock Unit are continued service of the Participant for the Company during the Restriction Period.

(c)          Rights. The standard terms of the Restricted Stock Units shall provide that the Participant is entitled to receive current payments corresponding to the dividends payable on the Common Stock.

ARTICLE XI

PERFORMANCE-BASED GRANTS AND OTHER AWARDS

Section 11.1. Performance Units. The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit consists of the right to receive cash upon achievement of a performance goal or goals (as the case may be) and satisfaction of such other terms and conditions as the Committee determines. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant and any applicable conditions. A Grant of Performance Units shall be earned in accordance with the Agreement over a specified period of performance, as determined by the Committee. Unless expressly waived in the Agreement, an award of Performance Units must vest solely on the attainment of one or more performance goals. Performance Units may be awarded alone or in addition to other Grants made under the Plan. The Committee, in its absolute discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Performance Units, such Grants must comply with Section 11.4.

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Section 11.2. Performance Shares. The Committee shall have authority to grant Performance Shares under the Plan at any time or from time to time. A Performance Share consists of the right to receive Common Stock upon achievement of a performance goal or goals (as the case may be) and satisfaction of such other terms and conditions as the Committee determines. The Committee shall have complete discretion to determine the number of Performance Shares granted to each Participant and any applicable conditions. A Grant of Performance Shares shall be earned in accordance with the Agreement over a specified period of performance, as determined by the Committee. Unless expressly waived in the Agreement, an award of Performance Shares must vest solely on the attainment of one or more performance goals. Performance Shares may be awarded alone or in addition to other Grants made under the Plan. The Committee, in its absolute discretion, may make a cash payment equal to the Fair Market Value of the Common Stock otherwise required to be transferred to a Participant pursuant to a Performance Share. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Performance Shares, such Grants must comply with Section 11.4.

Section 11.3. Other Awards. The Committee shall have authority to grant Other Awards under the Plan at any time and from time to time. An Other Award is a Grant not otherwise specifically provided for under the terms of the Plan that is valued in whole or in part by reference to, or is otherwise based upon or settled in, Common Stock. The Grant of an Other Award shall be evidenced by an Agreement, setting forth the terms and conditions of the Grant as the Committee, in its sole discretion within the terms of the Plan, deems desirable. Other Awards may be awarded alone or in addition to other Grants made under the Plan.

Section 11.4. Provisions Relating to Code Section 162(m). Except as otherwise provided in the Plan and unless expressly waived (either with respect to an individual Participant or a class of individual Participants) in writing by the Committee, it is the intent of the Company that Grants made to persons who are (or may become) Covered Employees within the meaning of Section 162(m) of the Code shall constitute “qualified performance-based compensation” satisfying the relevant requirements of Code Section 162(m) and the guidance thereunder. Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such a Grant does not comply or is inconsistent with the requirements of Code Section 162(m), unless expressly waived as described above, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or a Grant to the extent necessary to obtain a tax deduction for the Company:

(a)          Awards subject to this Section must vest (or may be granted or vest) solely on the attainment of one or more objective performance goals unrelated to term of employment. Grants will also be subject to the general vesting provisions provided in the Agreement and this Plan.

(b)          Prior to completion of 25% of the Performance Period or such earlier date as required under Section 162(m), the Committee must establish performance goals (in accordance with subsection (e) below) in writing (including but not limited to Committee minutes) for Covered Employees who will receive Grants that are intended as qualified performance-based compensation. The outcome of the goal must be substantially uncertain at the time the Committee actually establishes the goal.

(c)          The performance goal must state, in terms of an objective formula or standard, the method for computing the Grant payable to the Participant if the goal is attained.

(d)          The terms of the objective formula or standard must prevent any discretion being exercised by the Committee to later increase the amount payable that otherwise would be due upon attainment of the goal, but may allow discretion to decrease the amount payable.

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(e)          The material terms of the performance goal must be disclosed to and subsequently approved in a separate vote by the stockholders before the payout is executed, unless they conform to one or any combination of the following goals/targets each determined in accordance with generally accepted accounting principles or similar objective standards (and/or each as may appear in the annual report to stockholders, Form 10K, or Form 10Q): revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction.

The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(f)          A combination of the above performance goals may be used with a particular Agreement evidencing a Grant.

(g)          The Committee in its sole discretion in setting the goals/targets in the time prescribed above may provide for the making of equitable adjustments (singularly or in combination) to the goals/targets in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments under Statement of Financial Accounting Standards No. 121, as amended or superseded; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133, as amended or superseded; and compensation charges related to FAS 123 (Revised) or its successor provision.

(h)          The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which performance goals have been achieved with respect to any Grant intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Grant payable to any Participant, based on such factors as the Committee may deem relevant.

(i)          Limitation on Grants.

(i)          If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, but not towards the total number of shares reserved and available under the Plan pursuant to Section 5.1.

(ii)         During any fiscal year, the maximum number of shares of Common Stock for which Options and Stock Appreciation Rights may be granted to any Covered Employee shall not exceed 2,000,000 shares.

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(iii)        During any fiscal year, the maximum number of shares of Common Stock for which Restricted Stock, Restricted Stock Units, Performance Units and Other Awards may be granted to any Covered Employee shall not exceed 500,000 shares.

(iv)        During any fiscal year, the maximum cash payment hereunder for performance-based compensation purposes under Code Section 162(m) to any Covered Employee shall not exceed $250,000.

(v)         In the case of an outstanding Grant intended to qualify for the performance-based compensation exception under Section 162(m), the Committee shall not, without approval of a majority of the shareholders of the Company, amend the Plan or the Grant in a manner that would adversely affect the Grant’s continued qualification for the performance-based exception.

ARTICLE XII

MISCELLANEOUS

Section 12.1. Effect of a Change in Control. Notwithstanding any other provision of this Plan to the contrary, all unvested, unexercisable or restricted Grants shall automatically vest, become exercisable and become unrestricted and performance-based Grants shall be paid out on a pro rata basis at a target level without further action by the Board or Committee upon a Change in Control, unless provisions are made in connection with the transaction resulting in the Change in Control for the assumption of Grants theretofore awarded, or the substitution for such Grants of new grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 5.4.

Section 12.2. Rights as a Shareholder. Other than certain voting rights permitted by the Plan or an Agreement, no person shall have any rights of a shareholder as to Common Stock subject to a Grant until, after proper transfer of the Common Stock subject to a Grant or other required action, such shares have been recorded on the Company’s official shareholder records as having been issued and transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the company’s official shareholder records.

Section 12.3. Modification, Extension and Renewal of Grants.

(a)          Ability. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Grants or accept the cancellation of outstanding Grants (to the extent not previously exercised) to make new Grants in substitution therefor, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 of the Exchange Act; provided, however, no such action shall result in an adjustment to the performance goals of any Grant intended to avoid the deduction limit of Code Section 162(m) if the action results in such Grant not being deductible or increases the amount of compensation otherwise payable to a Participant. The foregoing notwithstanding, no modification of a Grant shall, without the consent of the Participant, alter or impair any rights or obligations under any Grant previously made.

(b)          Code Section 409A Limitation. Any modification, extension or renewal hereunder to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any modification, extension or renewal hereunder to any Grant that is not considered “deferred compensation” within the meaning of Code Section 409A shall be made in a manner to ensure that after such action, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

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Section 12.4. Term of Plan. Grants may be made pursuant to the Plan until the expiration of ten (10) years from the Effective Date of the Plan.

Section 12.5. Securities Law Requirements.

(a)          Legality of Issuance. The issuance of any Common Stock in connection with a Grant shall be contingent upon the following:

(i)          the obligation of the Company to sell Common Stock with respect to Grants shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)         the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits; and

(iii)        each Grant is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Grant or the issuance of Common Stock, no Grant shall be awarded or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b)          Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of shares of Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Common Stock under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that such shares of Common Stock are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section shall be conclusive and binding on all persons.

(c)          Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Common Stock under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Common Stock under the Plan to comply with any law.

(d)          Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Common Stock but lacking such legend.

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Section 12.6. Amendment of the Plan. The Board may from time to time, with respect to any Common Stock at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to Grants previously made without the written consent of the Participant holding such Grants or unless such amendments are in connection with compliance with applicable laws (including Code Section 409A), stock exchange rules or accounting rules; provided that the Board may not make any amendment in the Plan, including, but not limited to, the repricing, replacement or regranting through cancellation of Options or SARs, that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement or applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.

Section 12.7. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

Section 12.8. Tax Withholding. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Participant may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of shares of Common Stock to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (ii) transferring to the Company shares of Common Stock owned by the Participant with a Fair Market Value equal to the amount of the required withholding tax, or (iii) in the case of a Participant who is an Employee of the Company at the time such withholding is effected, withholding from the Participant’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide shares of Common Stock to the Participant, and the failure of the Participant to satisfy such requirements with respect to Grants shall cause such Grants to be forfeited. Any Participant who surrenders previously owned shares of Common Stock to satisfy withholding obligations incurred in connection with a Grant must comply with the applicable provisions of Rule 16b-3 of the Exchange Act, if applicable.

Section 12.9. No Repricings. In no event shall the Company permit the repricing of Grants unless approved pursuant to a vote of the shareholders. Any repricings in contravention of this Section are void.

Section 12.10. Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office, addressed to the attention of the Secretary; and if to a Participant or recipient of a Grant, shall be delivered personally or mailed to the Participant or recipient of a Grant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section.

Section 12.11. Rights to Employment or Other Service. Nothing in the Plan or in any Option or Grant granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company (if applicable) or interfere in any way with the right of the Company and its shareholders to terminate the individual’s employment or other service at any time.

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Section 12.12. Exculpation and Indemnification. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

Section 12.13. No Fund Created. Any and all payments hereunder to recipients of Grants hereunder shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure such payments, provided that bookkeeping reserves may be established in connection with the satisfaction of payment obligations hereunder. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future, and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company.

Section 12.14. Additional Arrangements. Nothing contained herein precludes the Company from adopting other or additional compensation or benefit arrangements.

Section 12.15. Code Section 409A Savings Clause.

(a)          It is the intention of the Company that no Grant shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Grants shall be interpreted accordingly.

(b)          The terms and conditions governing any Grants that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Common Stock pursuant thereto and any rules regarding treatment of such Grants in the event of a Change in Control, shall be set forth in the applicable Agreement and shall comply in all respects with Section 409A of the Code.

(c)          Following a Change in Control, no action shall be taken under the Plan that will cause any Grant that the Committee has previously determined is subject to Section 409A of the Code to fail to comply in any respect with Section 409A of the Code without the written consent of the Participant.

Section 12.16. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights and shall not be used in construing the terms of the Plan.

Section 12.17. Governing Law. The laws of Delaware shall govern the plan, without reference to principles of conflict of laws.

Section 12.18. Execution. The Company has caused the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of ______, 2014.

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TRANSGENOMIC, INC., a Delaware corporation

By:
Name:	Paul Kinnon
Title:	President and Chief Executive Officer

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TRANSGENOMIC, INC.
12325 EMMET STREET
OMAHA, NE 68164
ATN: DONNA L.CHRISTIAN

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: APPROVAL OF PROPOSAL 2 (AMENDMENTS TO THE 2006 EQUITY INCENTIVE PLAN) IS CONTINGENT UPON OUR STOCKHOLDERS APPROVING PROPOSAL 1 AND THE BOARD OF DIRECTORS EFFECTUATING THE REVERSE STOCK SPLIT CONTEMPLATED IN PROPOSAL 1. Note: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX] Date

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0000189805_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

TRANSGENOMIC, INC.
Special Meeting of Stockholders
January 14, 2014 11:00 AM
This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANSGENOMIC, INC. FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JANUARY 14, 2014 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby authorizes the Board of Directors and Chief Executive Officer of Transgenomic, Inc. (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the offices of Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105 on Tuesday, January 14, 2014, at 11:00 a.m., Pacific Standard Time, and at any adjournment or postponement of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Special Meeting, or at any adjournment or postponement thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Special Meeting of Stockholders of the Company called for January 14, 2014, and the Proxy Statement for the Special Meeting prior to the signing of this proxy.

This proxy is governed by the laws of the State of Delaware.

Continued and to be signed on reverse side

0000189805_2 R1.0.0.51160